[EXHIBIT 24.1]


     CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
      PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Med Gen, Inc. (the "Issuer") on Form 10-K for the fiscal year ended September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Paul B. Kravitz, Chairman and Chief Executive Officer of the Issuer, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or
78o(d)); and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

By: /s/ Paul B. Kravitz
   ------------------------------------
   Paul B. Kravitz
   Chairman and Chief Executive Officer
   November 13, 2002




     CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
     PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Med Gen, Inc. (the "Issuer") on Form 10-K for the fiscal year ended September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Paul B. Kravitz, Chairman and Chief Executive Officer of the Issuer, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or
78o(d)); and

The information contained in the Report fairly presents


By: /s/ Jack Chien
   ----------------------------------
   Jack Chien
   Vice President, Finance and Chief
   Financial Officer
   November 13, 2002